                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
         OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. ________)

Filed by the Registrant                [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                           SAL TRUST PREFERRED FUND I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                           SAL TRUST PREFERRED FUND I
                       800 SHADES CREEK PARKWAY, SUITE 700
                              BIRMINGHAM, AL 35209
                                 1-877-978-3763

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 2003

         This is the formal agenda for your fund's annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

         TO THE SHAREHOLDERS OF SAL TRUST PREFERRED FUND I:

         The annual meeting of shareholders of your fund will be held at its offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209 on September 23, 2003 at 10:00 a.m., Birmingham time, to consider the following:

1. To elect the three trustees of the fund, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified;

2. To ratify the selection of KPMG LLP as the fund's independent public accountants for the fiscal year ending December 31, 2003; and

3. To consider any other business that may properly come before the meeting.

         YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS.

         Shareholders of record as of the close of business on August 20, 2003 are entitled to vote at the meeting and any related follow-up meetings.

                                            By Order of the Board of Trustees,

                                            /s/ F. Eugene Woodham
                                            ---------------------
                                            F. Eugene Woodham,
                                            SECRETARY
                                            August 21, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                           SAL TRUST PREFERRED FUND I
                       800 SHADES CREEK PARKWAY, SUITE 700
                            BIRMINGHAM, ALABAMA 35209
                                 1-877-978-3763

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 2003

                                  INTRODUCTION

         This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the fund's offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209, at 10:00 a.m., Birmingham time, on September 23, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

         This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 21, 2003. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders. Enclosed with this proxy statement is the fund's semi-annual report for the six month period ending June 30, 2003.

         The fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's annual report should direct all written requests to the attention of F. Eugene Woodham, Secretary, at the address and telephone number listed above.

                             WHO IS ELIGIBLE TO VOTE

         Shareholders of record of the fund as of the close of business on August 20, 2003 (the "record date") are entitled to vote on all of the fund's business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                       METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement, the notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund and will be reimbursed by the three banks whose trust preferred securities make up substantially all of the fund's assets. In addition to soliciting proxies by mail, the fund may, at its expense, have one or more of the fund's officers, representatives or compensated third-party agents aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

         Shareholders of the fund are being asked to consider the election of three nominees to the board of trustees of the fund, James S. Holbrook, Jr., Robert M. Couch and James A. Taylor. All of the nominees for election to the fund's board currently serve as trustees for the fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is duly elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

         The following table sets forth each (i) nominee's position(s) with the fund and (ii) each executive officer of the fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on August 20, 2003.

                                                                                                    Number of
                                                                                                      Shares
  Name, Age, Position with                                 Principal Occupations and               Beneficially
the Fund and Business Address                   Other Affiliations During the Past Five Years          Owned
-----------------------------                   -----------------------------------------------    -------------
James S. Holbrook, Jr.(*),                      Chairman of the Board and CEO of Sterne,               8,000(**)
59, Chairman of the Board,                      Agee & Leach, Inc., the managing underwriter
Trustee and President since 1999,               for the fund's initial public offering,
800 Shades Creek Parkway,                       since 1990 and Co-Chairman of the Board and
Suite 700                                       CEO of its holding company, Sterne, Agee &
Birmingham, Alabama 35209                       Leach Group, Inc. ("SAL Group"), since SAL
                                                Group's formation in 1996. Mr. Holbrook
                                                serves as the Chairman of the Board for each
                                                of SAL Group's other subsidiaries, which
                                                include the investment advisor to the fund,
                                                Sterne Agee Asset Management, Inc., and the
                                                custodian of the fund, The Trust Company of
                                                Sterne, Agee & Leach, Inc.

Robert M. Couch,                                Executive Vice President of New South                      -0-
47, Trustee since 1999,                         Bancshares, Inc. since 1994; President of New
1900 Crestwood Boulevard,                       South Federal Savings Bank since June 1997;
Birmingham, AL 35210                            Director of New South Federal Savings Bank
                                                since January 1995; Vice Chairman of New South
                                                Federal Savings Bank from March 1995 until June
                                                1997; President of Collateral Mortgage Ltd.
                                                since August 1995; and Executive Vice President
                                                of Collateral Mortgage, Ltd. from October 1993
                                                to August 1995.

James A. Taylor                                  Chairman of the Board and Chief Executive               -0-
62, Trustee since 1999,                          Officer of The Banc Corporation, a Delaware
17 North 20th Street,                            bank holding company based in Birmingham,
Birmingham, Alabama 35203                        Alabama since its incorporation in April
                                                 1998; President of The Banc Corporation
                                                 since its incorporation in April 1998 until
                                                 November 1998 and from February 1999 until
                                                 September 2000; Chairman of the Board,
                                                 President and Chief Executive Officer of
                                                 Warrior Capital Corporation, an Alabama
                                                 banking corporation from October 1997 until
                                                 its merger into The Banc Corporation in
                                                 September 1998; Founder, Chairman of the
                                                 Board and Chief Executive Officer of Alabama
                                                 National BanCorporation ("ANB"), a
                                                 publicly-traded bank holding company based
                                                 in Birmingham, Alabama from its
                                                 incorporation in 1986 until his retirement
                                                 in April 1996; Chairman of the Board and
                                                 Chief Executive Officer of various banks and
                                                 bank holding companies that ultimately
                                                 comprised ANB from 1981 until 1996. Mr.
                                                 Taylor also currently serves on the Board of
                                                 Directors of Southern Energy Homes, Inc.

F. Eugene Woodham(*),                            Chief Operating Officer of SAL Group since              -0-
52, Secretary and Treasurer since 1999,          2002, Chief Financial Officer of SAL Group
800 Shades Creek Parkway,                        from 1996 to 2002 and Sterne, Agee & Leach,
Suite 700                                        Inc., the managing underwriter for the
Birmingham, Alabama 35209                        fund's initial public offering, from 1995 to
                                                 2002. Mr. Woodham serves on the Board of
                                                 Directors for each of SAL Group's other
                                                 subsidiaries, which include the investment
                                                 advisor to the fund, Sterne Agee Asset
                                                 Management, Inc., and the custodian of the
                                                 fund, The Trust Company of Sterne, Agee &
                                                 Leach, Inc. For the nine years prior to
                                                 1995, Mr. Woodham served in various
                                                 capacities with Secor Bank, Federal Savings
                                                 Bank, most recently as President and
                                                 Chairman of the Board of Directors (after
                                                 its acquisition by Regions Bank in 1993).

----------------------

* Messrs. Holbrook and Woodham are "interested persons" of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

**       As of August 11, 2003, James S. Holbrook, Jr. may be deemed to beneficially own 4,000 shares held by Sterne Agee Asset Management, Inc. and 4,000 shares held by The Sterne, Agee & Leach Charitable Trust. As stated above, Mr. Holbrook serves as the Chairman of the Board of Sterne Agee Asset Management, Inc. and Sterne, Agee & Leach, Inc. and is the Co-Chairman of the Board and Chief Executive Officer of its holding company, Sterne, Agee & Leach Group, Inc. Also, Mr. Holbrook is a trustee of The Sterne, Agee & Leach Charitable Trust. Mr. Holbrook, however, disclaims beneficial ownership of such 8,000 shares.

         During the fiscal year ended December 31, 2002, the board of trustees held four meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the fiscal year ended December 31, 2002.

AUDIT COMMITTEE

         The audit committee consists of Messrs. Holbrook, Taylor and Couch, the fund's trustees who are independent in accordance with Section 121(A) of the AMEX Listing Standards as confirmed by letter of the AMEX dated June 11, 2001. The fund adopted a written Audit Committee Charter on December 8, 1999. The fund amended the Audit Committee Charter on March 17, 2003. The amended Audit Committee Charter is attached as an Appendix to this proxy statement. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance including meeting with the independent auditors as necessary, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. During 2002, the audit committee met one time on February 12, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of the Common Stock ("Section 16 Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC").
Section 16 Insiders are required by the SEC regulations to furnish the Company with copies of all SEC forms required under Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a) Forms"). Based solely on review of the
Section 16(a) Forms as furnished to the Company, the Company believes that for the period from January 1, 2002 through December 31, 2002, all Section 16 Insiders filed their Section 16(a) Forms in a timely manner.

REMUNERATION OF TRUSTEES AND OFFICERS

         The following table provides information regarding the compensation paid by the fund to the non-officer trustees for their services during the year ended December 31, 2002. There are no other investment companies affiliated with the fund. The fund does not pay any salary or other compensation to its officers.

                               COMPENSATION TABLE

                                                                    Aggregate Compensation
              Name of Person and Position                                from the Fund
              ---------------------------                                -------------
James S. Holbrook, Jr., President and Chairman of the Board...                -0-
James A. Taylor, Trustee......................................             $12,000(1)
Robert M. Couch, Trustee......................................             $12,000(1)
F. Eugene Woodham, Treasurer and Secretary....................                -0-

---------------------
(1) The fund pays $3,000 per meeting of the board of trustees, whether in person or by teleconference, to each of the non-officer trustees of the fund.

INVESTMENT ADVISER, CUSTODIAN AND PRINCIPAL UNDERWRITER

         Sterne Agee Asset Management, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as investment adviser to the fund. The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as custodian for the fund. Sterne, Agee & Leach, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 700,

Birmingham, Alabama 35209 served as the principal underwriter for the fund's initial public offering on September 27, 1999.

INTERESTED PARTY TRANSACTIONS

         As stated above, Messrs. Holbrook and Woodham are principals of Sterne, Agee & Leach Group, Inc., the parent company for the fund's investment advisor, Sterne Agee Asset Management, Inc. and the fund's custodian, The Trust Company of Sterne, Agee & Leach, Inc. The fund pays Sterne Agee Asset Management, Inc. a fee for serving as investment advisor equal to .10% of the fund's net asset value as calculated each quarter which resulted in fees of $4,961 for the period from the fund's inception until December 31, 1999, $12,994 from January 1, 2000 to December 31, 2000, $20,317 from January 1, 2001 to December 31, 2001, and $27,187 from January 1, 2002 to December 31, 2002. The fund pays The Trust Company of Sterne, Agee & Leach, Inc. a fee for serving as custodian equal to ..08% of fund's net asset value as calculated each quarter which resulted in fees of $3,969 for the period from inception to December 31, 1999 and $10,394 for the period from January 1, 2000 to December 31, 2000, $16,254 from January 1, 2001 to December 31, 2001, and $21,750 for the period from January 1, 2002 to December 31, 2002. Sterne, Agee & Leach, Inc. consummated a $9.0 million pooled trust preferred offering for New South Bancshares, Inc., of which Mr. Couch, a member of the Board of Trustees, is the Executive Vice President.

REQUIRED VOTE

         In accordance with the fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the three nominees receiving the greatest number of votes will be elected to the board.

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

                          REPORT OF THE AUDIT COMMITTEE

         On December 8, 1999, the Board of Trustees adopted an Audit Committee Charter setting out the audit related functions the audit committee is to perform. A copy of the current Audit Committee Charter is attached to this Proxy Statement as an Appendix. All of the members of the Board of Trustees serve on the audit committee and are independent as defined by the Section 121(A) of the AMEX Listing Standards. The audit committee oversees the Company's financial reporting process on behalf of the Board of Trustees.

         The primary functions of the audit committee include recommending independent auditors to the Trustees, monitoring the independent auditor's performance including meeting with the independent auditors as necessary, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees.

         The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and with the Company's independent public accountants. The audit committee discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The audit committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and discussed with the auditors the auditors' independence.

         The Board of Trustees has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2002 were compatible with the auditor's independence.

         Based on the reviews and discussions referred to above, the Board of Trustees recommended that the Company's audited financial statements prepared by KPMG LLP be included in its Annual Report on Form N-SAR for the fiscal year ended December 31, 2002.

                                James S. Holbrook
                                 Robert M. Couch
                                 James A. Taylor

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund has selected KPMG LLP as the fund's independent public accountants for the fiscal year ending December 31, 2003. A representative of KPMG LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG LLP has advised the fund that it has no direct or indirect financial interest in the fund.

REQUIRED VOTE

         The ratification of the selection of KPMG LLP as your fund's independent public accountants for the fiscal year ending December 31, 2003 requires the affirmative vote of a majority of the fund's shares, present in person or by proxy and entitled to vote at the meeting.

RECOMMENDATION

         THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF KPMG LLP AS YOUR FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

AUDIT FEES, FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES.

         The aggregate fees of KPMG LLP for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002, were $12,000. The Company also paid an additional $8,000 to KPMG LLP during the fiscal year ended December 31, 2002 for tax preparation.

CHANGE IN INDEPENDENT AUDITORS

         The Audit Committee annually considers and recommends to the Board the selection of the fund's independent auditors. The Board decided to change auditors for the fund to KPMG LLP from Arthur Andersen for the fiscal year 2002. The principle accountant's reports on the financial statements of the fund for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fund's 2001 fiscal year and subsequent interim periods, there were no disagreements with the Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to the Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the fund's financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

         As of the record date, 793,704 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OWNERSHIP OF SHARES OF THE FUND

         To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund as of August 20, 2003 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 767,179 shares as nominee.

SHAREHOLDER PROPOSALS

         Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 800 Shades Creek, Suite 700, Birmingham, Alabama 35209, Attn.: F. Eugene Woodham, Secretary, by April 18, 2004 in accordance with the requirements of Rule 14a-8 under the Exchange Act. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

SHARES HELD IN RETIREMENT PLANS

         The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, or in some cases, if necessary to obtain a quorum.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does NOT have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund's shares present at the meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

OTHER BUSINESS

         While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

                                    APPENDIX

                           SAL TRUST PREFERRED FUND I
                             AUDIT COMMITTEE CHARTER

1.       The Audit Committee shall be composed entirely of independent trustees.

2.       The purposes of the Audit Committee are:

         (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Fund's independent auditors and the full Board of Trustees.

         The function of the Audit Committee is oversight; it is the Manager's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of an auditor and, in connection therewith, to evaluate the independence of the auditor, including whether the auditor provides any consulting services to the Manager, and to receive the auditor's specific representations as to its independence;

         (b) to preapprove, in its sole discretion, all audit and non-audit services provided by an auditor of the Fund. The Committee shall ensure that the Auditor of the Fund does not perform any services for the Fund prohibited by the SEC or other applicable laws. The Committee shall also ensure that no member of the Fund's management in a financial reporting oversight role, as defined by the SEC, was employed within one year prior to the commencement of auditing procedures with a member of the Auditor's audit engagement team;

         (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and the Manager's responses thereto; and (iv) to review the form of opinion the auditor proposes to render to the Board and shareholders;

         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Manager or the auditor;

         (d) to review the fees charged by the auditor for audit and non-audit services;

         (e) to investigate improprieties or suspected improprieties in fund operations; and

         (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet with the independent auditors to discuss all critical accounting policies, alternative methodologies and other material information as required by the SEC within ninety (90) days prior to the filing of an audit report with the SEC.

6. The Committee shall rotate the lead audit partner and the concurring partner, who perform audit, review, or attestation services for any entity in the investment company complex, every five years, who will be subject to a five year "time out" period. The Committee shall rotate other audit partners every seven (7) years, subject to a two (2) year "time out" period.

7. The Committee shall ensure that information related to audit and non-audit services, provided by, and fees paid to, the auditor of the issuer's financial statements will be disclosed to investors, as required by the SEC.

8.       The Committee shall regularly meet with the Treasurer of the Fund.

9. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

10. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                           SAL TRUST PREFERRED FUND I

                     PROXY FOR THE MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 23, 2003

    I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint James S. Holbrook, Jr. and F. Eugene Woodham, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the meeting of shareholders of my (our) fund to be held on Tuesday, September 23, 2003, at 10:00 a.m. (Birmingham time) at the offices of the fund, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209 and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

PROPOSAL 1. To elect Trustees. The nominees for Trustees are:

          01 James S. Holbrook Jr.    02 James A. Taylor    03 Robert M. Couch

 [ ]  FOR ALL      [ ]  WITHHOLD ALL      [ ]  FOR ALL EXCEPT (AS MARKED BELOW)

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE NAME(S)
                      OF THE NOMINEE(S) ON THE LINE BELOW:

--------------------------------------------------------------------------------

PROPOSAL 2. To ratify the selection of KPMG LLP as the fund's independent public accountants for the fiscal year ending December 31, 2003.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS.

                                                              Date:                               , 2003
                                                                     ---------------------------

                                                              ---------------------------------------
                                                              Signature

                                                              ---------------------------------------
                                                              Signature(s)
                                                              NOTE: In signing, please write name(s)
                                                              exactly as appearing hereon. Then signing
                                                              as attorney, executor, administrator or
                                                              other fiduciary, please give your full
                                                              title as such. Joint owners should each
                                                              sign personally.